Exhibit 10.2

THIRD AMENDMENT TO FIRST LIEN CREDIT AGREEMENT

This Third Amendment to First Lien Credit Agreement (this “Amendment”) is entered into as of October 16, 2009 (the “Amendment Effective Date”), by and among KRATOS DEFENSE AND SECURITY SOLUTIONS, INC., a Delaware corporation (“Borrower”), the guarantors referred to in the Credit Agreement (as defined below), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent (“Administrative Agent”) and the Lenders party hereto.

RECITALS

WHEREAS, reference is made to that certain First Lien Credit Agreement, dated as of December 31, 2007 (as amended from time to time, the “Credit Agreement”; capitalized terms used herein without definition have the meanings ascribed to such terms in the Credit Agreement), among Borrower, KeyBank National Association, as administrative agent and issuing lender thereunder, and the lenders party thereto;

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to effect certain changes thereto;

WHEREAS, subject to the terms and conditions hereof, the Administrative Agent and the Lenders have agreed to make such requested amendments to the Credit Agreement;

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section References.  Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

Amendments to Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended by:

deleting the definitions of “Acceptance Letter”, “Incremental Trigger Date”, “Original Term Lender”, “Original Term Loan”, “Original Term Loan Commitment”, “New Lenders”, “New Note”, “New Term Loan Commitments” and “New Term Loans” in their entirety;

1

deleting the second paragraph of the definition of “Applicable Margin” and replacing it with the following:

“For purposes of Borrower’s payment of interest in accordance with Section 2.6 and the Commitment Fee specified in Section 2.7(a), each Applicable Margin calculated in accordance with the most recent Compliance Certificate received by Administrative Agent shall be in effect from the date such Compliance Certificate is received by Administrative Agent to but excluding the date the next Compliance Certificate is received; provided, however, that (i) the Applicable Margin from the Closing Date until Administrative Agent’s receipt of Borrower’s first Compliance Certificate shall be determined as if the Total Leverage Ratio were in excess of 3.50:1.00, and (ii) if at any time Borrower has not submitted to Administrative Agent the applicable information as and when required under Section 6.2(a), the Applicable Margin shall be determined as if the Total Leverage Ratio were in excess of 3.50:1.00.  For the avoidance of doubt, any reduction in the Applicable Margin pursuant to the grid above shall not be permanent and shall be in effect only for so long as the applicable Compliance Certificate demonstrates that the Total Leverage Ratio is at or below the requisite level.  In the event that any financial statement delivered pursuant to Section 6.1 or Compliance Certificate delivered pursuant to Section 6.2 is shown to be inaccurate (regardless of whether this Credit Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected would have led to a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (i) Borrower shall immediately deliver to Administrative Agent a correct Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined by reference to the corrected Compliance Certificate (but in no event shall the Lenders owe any amounts to Borrower), and (iii) Borrower shall immediately pay to the

2

Administrative Agent the additional interest owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with the terms hereof.  This paragraph shall not limit the rights of the Administrative Agent and the Lenders hereunder.”;

adding the following clause (m) to the definition of “Consolidated EBITDA”, immediately after existing clause (l) thereof:

“(m)        the amount of any insurance proceeds received from and after the Third Amendment Effective Date during any period by Borrower or any of its Subsidiaries to reimburse Borrower or such Subsidiary for costs that reduced Consolidated Net Income and were recorded in such period or a prior period but in any case subsequent to January 1, 2008, to the extent such amount has not otherwise been included in the calculation of Consolidated Net Income or been added to Consolidated Net Income pursuant to any other clause of this definition;”;

adding the following clause (w) to the definition of “Consolidated EBITDA”, immediately before existing clause (x) thereof:

“(w)        the amount of any insurance proceeds increasing Consolidated Net Income received from and after the Third Amendment Effective Date during any period by Borrower or any of its Subsidiaries to reimburse costs recorded in periods prior to January 1, 2008;”;

deleting the reference to “December 31, 2011” in clause (a)(x) of the definition of “Maturity Date” and replacing it with “December 31, 2012”;

inserting the following defined term in alphabetical order therein:

““PIPE Transaction” has the meaning set forth in the Third Amendment.”

3

deleting the definition of “Term Loan” in its entirety and replacing it with the following:

““Term Loan” means a term loan made by a Lender to Borrower pursuant to Section 2.1(b).”;

deleting the definition of “Term Loan Commitment” in its entirety and replacing it with the following:

““Term Loan Commitment” means, in the aggregate, $50,000,000 and, with respect to any Term Lender, such Term Lender’s Pro Rata Share of such amount as set forth on Schedule 2.1 attached hereto.”; and

inserting the following defined terms in alphabetical order therein:

““Third Amendment” means that certain Third Amendment to First Lien Credit Agreement, dated as of October 16, 2009, by and among Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means the “Amendment Effective Date” as defined in the Third Amendment.”

Amendment to Section 2.4(a) of the Credit Agreement.  Section 2.4(a) of the Credit Agreement is hereby amended by:

deleting the text of subsection (ii) thereof in its entirety and replacing it with the following:

“Term Loans.  Except as provided in Section 6.20 with respect to the refinancing of Term Loans or in connection with the PIPE Transaction described in the Third Amendment, Borrower may not voluntarily prepay Term Loans on or prior to the two (2) year anniversary of the Closing Date (the “No-Call Expiry Date”).  After the No-Call Expiry Date, upon Requisite Notice to Administrative Agent not later than the Requisite Time therefor, Borrower may at any time and from time to time voluntarily prepay Term Loans in part in the Minimum Amount therefor or in full, provided, however, that with respect to any voluntary prepayment of the Term Loans (other than a voluntary prepayment pursuant to Section 6.20 or pursuant to the PIPE Transaction described in the Third Amendment)

4

occurring at anytime after the No-Call Expiry Date but on or prior to the five (5) year anniversary of the Closing Date (the “Call Protection Expiry Date”), Borrower shall pay to the Term Lenders the applicable Prepayment Premium.  Administrative Agent will promptly notify each Term Lender of such voluntary prepayment and of such Lender’s Pro Rata Share of such prepayment.  Any prepayment of a Term Loan shall be accompanied by all accrued interest thereon and, in the case of any Term Loan that is an Offshore Rate Loan, the amounts set forth in Section 3.5.”; and

deleting the second sentence of subsection (iii) thereof in its entirety and replacing it with the following:

“Any voluntary prepayment of any Term Loans pursuant to Section 2.4(a)(ii) shall be applied to repay such Term Loans on a pro rata basis (in accordance with the outstanding principal amounts thereof) and shall be further applied on a pro rata basis to reduce the remaining scheduled Installments of principal of such Term Loans.”

Global Amendments to Credit Agreement.  The Credit Agreement is hereby amended by:

deleting each reference to “Original Term Loan” and “Original Term Loans” therein and replacing it with “Term Loan” and “Term Loans”, respectively; and

deleting each reference to “Original Term Loan Commitment” therein and replacing it with “Term Loan Commitment”.

Amendment to Section 2.12 of the Credit Agreement.  Section 2.12 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with “[Reserved]”.

5

Amendment to Section VI of the Credit Agreement.  Section VI of the Credit Agreement is hereby amended by adding the following Section 6.20 immediately after the conclusion of Section 6.19:

“REFINANCING OF TERM LOANS.  Borrower shall use its best efforts to refinance and repay in full the Term Loans that are outstanding on the Third Amendment Effective Date no later than March 12, 2010.  Any prepayment pursuant to this Section 6.20 shall be made in accordance with Section 2.4(a)(ii) (to the extent applicable to prepayments pursuant to this Section 6.20) and applied as set forth in Section 2.4(a)(iii); provided, however, that notwithstanding anything in this Agreement to the contrary, so long as the refinancing contemplated by this Section 6.20 results in a full prepayment of the Term Loans, no Prepayment Premium and no Make Whole Amount as set forth in Section 2.4(d) will be due or payable with respect to such prepayment.  For the avoidance of doubt, any partial prepayment of Term Loans (except in connection with the PIPE Transaction described in the Third Amendment) will be subject to the Prepayment Premium contemplated by Section 2.4(a)(ii).  The Term Lenders will not be permitted to refuse such repayment in full.”

Amendment to Section 7.6(f) of the Credit Agreement.  Section 7.6(f) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and replacing it with “[Reserved]”.

Amendment to Section 7.12(a) of the Credit Agreement.  Section 7.12(a) of the Credit Agreement is hereby amended by deleting the proviso thereto.

Amendment to Schedule 7.12(c) of the Credit Agreement.  Schedule 7.12(c) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and inserting the following in lieu thereof:

6

SCHEDULE 7.12(c)

MINIMUM LIQUIDITY RATIO

Fiscal Quarter Ending	Liquidity Ratio
December 31, 2007	1.27:1.00
March 31, 2008	1.33:1.00
June 30, 2008	1.31:1.00
September 30, 2008	1.31:1.00
December 31, 2008	1.42:1.00
March 31, 2009	1.40:1.00
June 30, 2009	1.37:1.00
September 30, 2009	1.35:1.00
December 31, 2009	1.33:1.00
March 31, 2010	1.21:1.00
June 30, 2010	1.18:1.00
September 30, 2010	1.18:1.00
December 31, 2010	1.17:1.00
March 31, 2011	1.17:1.00
June 30, 2011	1.17:1.00
September 30, 2011	1.17:1.00
December 31, 2011	1.04:1.00
March 31, 2012	1.09:1.00
June 30, 2012	1.16:1.00
September 30, 2012	1.24:1.00
December 31, 2012	1.42:1.00

Conflict with First Amendment.  In the event of any conflict between the Credit Agreement, as amended hereby, and Sections 3 and 5 of that certain Amendment and Waiver of First Lien Credit Agreement, dated as of March 27, 2008, by and among Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto, the Credit Agreement, as amended hereby, shall control.

Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

7

The Lenders shall have received all of the following, in form and substance satisfactory to the Lenders:

Amendment.  This Amendment, duly executed and delivered by each Credit Party, the Administrative Agent and the Lenders;

Settlement Agreement and Releases.  A copy of the Settlement Agreement and General Release of Claims, in the form attached hereto as Exhibit A, and evidence that such Settlement Agreement and General Release of Claims has been duly executed and delivered by Borrower, KeyBank National Association, Field Point III, Ltd. and SPF CDO I, Ltd.;

Second Lien Amendment.  A copy of the Third Amendment to Second Lien Credit Agreement, in the form attached hereto as Exhibit B, and evidence that such Third Amendment to Second Lien Credit Agreement has been duly executed and delivered by each Credit Party, the Second Lien Administrative Agent and the lenders party to the Second Lien Credit Agreement;

Costs and Expenses.  The costs, expenses and other amounts payable on the Amendment Effective Date referred to in Section 15 hereof, which, in the case of the costs, expenses and other amounts payable pursuant to Section 15(b) hereof, shall be those costs, expenses and other amounts as set forth on Exhibit C attached hereto; provided, however, that the amounts specified on Exhibit C relating to reimbursement for the costs, expenses and other amounts paid to Alvarez & Marsal Transaction Advisory Group LLC (“Alvarez”) shall only be payable

8

upon Borrower’s receipt of the financial due diligence report prepared by Alvarez ; and

Additional Information.  Such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby, including, without limitation, evidence of corporate authorization and an opinion of Borrower’s outside counsel as to typical corporate matters such as authorization, lack of conflicts and enforceability.

PIPE Transaction.  Borrower shall have consummated a PIPE transaction (the “PIPE Transaction”) that shall have yielded Net Cash Equity Proceeds of at least $17,000,000.  The Net Cash Equity Proceeds from such PIPE Transaction shall have been applied to prepayment of the Loans as set forth in Sections 2.4(b)(iii) and 2.4(c) of the Credit Agreement without regard to the $50,000,000 threshold set forth in said Section 2.4(b)(iii).  Notwithstanding anything in the Credit Agreement to the contrary (including, without limitation, Section 2.4(a)(ii) and Section 6.20, each as amended or inserted hereby), no Make-Whole Amount or Prepayment Premium will be due or payable with respect to the prepayment contemplated by this Section 11(b).

Representations and Warranties.  On the Amendment Effective Date, the representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

9

Completion of Proceedings.  All partnership, corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

No Default.  On the Amendment Effective Date after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.

Representations and Warranties; Reaffirmation of Grant.  Each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the Amendment Effective Date and after giving effect to this Amendment, (a) all representations and warranties of the Credit Parties set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legally valid, binding obligations of the Credit Parties, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and (d) each of the Security Documents to which such Credit Party is a party and all of the Collateral described therein do and shall continue to secure the payment of all Obligations as set forth in such respective Security Documents.  Each Credit Party that is a party to the Pledge and Security

10

Agreement or any of the other Security Documents hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Pledge and Security Agreement), as collateral security for the prompt and complete payment and performance when due of the Obligations.

Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.  If any representation or warranty made in this Amendment is false in any material respect as of the date made or deemed made, then such shall constitute an Event of Default under the Credit Agreement.

Reference to Agreement.  Each of the Loan Documents, including the Credit Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document under the Credit Agreement.

Costs and Expenses of the Lenders.  Company shall pay (a) on the Third Amendment Effective Date to each Lender an amount equal to such Lender’s Pro Rata Share (such Pro Rata Share to be calculated by also including KeyBank National Association’s $10,000,000 Second Lien Loans) of $500,000 (for the avoidance of doubt, such amount shall not be included in the calculation of “Consolidated Interest Charges” for any period) and (b) on demand all costs and expenses of the Administrative Agent and the Lenders (including the fees, costs and expenses of counsel to the Administrative Agent and/or the Lenders)

11

pursuant to Section 10.3 of the Credit Agreement that are outstanding as of the Third Amendment Effective Date; provided, however, that notwithstanding anything contained in Section 10.3 of the Credit Agreement, Company shall not be required to pay those legal expenses of the Administrative Agent and the Lenders incurred directly in connection with the Administrative Agent’s and each Lender’s defense in and settlement of the matter filed on June 4, 2009 as Kratos Defense & Security Solutions, Inc. v. Field Point III, Ltd., et al., Case No. 09-cv-1284 (N.D. Ohio) and the matter filed on August 5, 2009 as Field Point III Ltd., et. al. v. Kratos Defense & Security Solutions, Inc., Case No. 09-cv-6921 (S.D.N.Y.).  For the avoidance of doubt, the proviso of the preceding sentence is applicable only to the specific matters described therein and shall have no applicability to any other expenses incurred by the Administrative Agent or any Lender at any time, which such expenses shall be reimbursed by the Credit Parties in accordance with the terms of the Credit Agreement and the other Loan Documents.

Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Limited Effect.  This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be a waiver of any rights,

12

claims or remedies the Borrower or any Lender may have under, or compliance by the Borrower or any Lender with any term or provision of, the Credit Agreement or any other Loan Document or applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect any Lender to execute similar or other amendments or grant any waivers under the same or similar or other circumstances in the future.

Ratification by Guarantors.  Each of the Guarantors acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein.  Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Guarantor’s guaranty shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Guarantor’s guaranty or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section.  Each of the Guarantors hereby further acknowledges that Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s guaranty.

[signature pages follow]

13

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

KRATOS DEFENSE AND SECURITY SOLUTIONS, INC.

By:
Name:
Title:

GUARANTORS

MADISON RESEARCH CORPORATION, an Alabama corporation

By:
Name:
Title:

KRATOS COMMERCIAL SOLUTIONS, INC. (f/k/a SecurePlanet, Inc.), a Delaware corporation

By:
Name:
Title:

WFI NMC CORP., a Delaware corporation

By:
Name:
Title:

KRATOS TEXAS, INC. (f/k/a WFI Texas, Inc.), a Texas corporation

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

KRATOS SOUTHEAST, INC. (f/k/a WFI Georgia Inc.), a Georgia corporation

By:
Name:
Title:

KRATOS MID-ATLANTIC, INC. (f/k/a WFI Delaware Inc.), a Delaware corporation

By:
Name:
Title:

KRATOS GOVERNMENT SOLUTIONS, INC. (f/k/a WFI Government Services, Inc.), a Delaware corporation

By:
Name:
Title:

DEFENSE SYSTEMS, INCORPORATED, a Virginia corporation

By:
Name:
Title:

JMA ASSOCIATES, INC., a Delaware corporation

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

HAVERSTICK CONSULTING, INC., an Indiana corporation

By:
Name:
Title:

HGS HOLDINGS, INC., an Indiana corporation

By:
Name:
Title:

HAVERSTICK GOVERNMENT SOLUTIONS, INC., an Ohio corporation

By:
Name:
Title:

DTI ASSOCIATES, INC., a Virginia corporation

By:
Name:
Title:

ROCKET SUPPORT SERVICES, LLC, an Indiana limited liability company

By: HGS Holdings, Inc., its sole member and sole manager

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

KRATOS SOUTHWEST L.P. (f/k/a WFI Southwest L.P.), a Texas limited partnership

By: Kratos Texas, Inc., a Texas corporation, its General Partner

By:
Name:
Title:

SYS, a California corporation

By:
Name:
Title:

POLEXIS, INC., a California corporation

By:
Name:
Title:

SHADOW I, INC., a California corporation

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

SHADOW II, INC., a California corporation

By:
Name:
Title:

SHADOW III, INC., a California corporation

By:
Name:
Title:

REALITY BASED IT SERVICES, LTD., a Maryland corporation

By:
Name:
Title:

AI METRIX, INC., a Delaware corporation

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

DIGITAL FUSION, INC., a Delaware corporation

By:
Name:
Title:

DIGITAL FUSION SOLUTIONS, INC., a Florida corporation

By:
Name:
Title:

SUMMIT RESEARCH CORPORATION, an Alabama corporation

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

LENDERS:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

FIELD POINT III, LTD.

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

FIELD POINT IV, LTD.

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

SPF CDO I, LTD.

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

BROAD POINT I, B.V.

By:
Name:
Title:

Third Amendment to First Lien Credit Agreement Signature Page

Exhibit A

Settlement Agreement and General Release of Claims

Exhibit B

Third Amendment to Second Lien Credit Agreement

Exhibit C

Costs, Expenses and Other Amounts Payable Pursuant to Section 15(b)

Costs, Expenses and Other Amounts Payable to:	Amount

Latham & Watkins LLP	$74,315.80

Silver Point Capital, L.P. (for reimbursement for the costs, expenses and other amounts paid to Alvarez & Marsal Transaction Advisory Group, LLC)	$26,375.60